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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                               September 15, 1997


                      Banc One Auto Grantor Trust 1996 - B
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                    (Issuer with report to the Certificates)


                            Banc One ABS Corporation
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             (Exact name of registrant as specified in its charter)


                                      Ohio
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                  (State or other jurisdiction of organization)


          333-3457                                     31-1467431
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  (Commission File Number)                (IRS Employer Identification Number)


       c/o Bank One, Arizona, N.A., as Servicer, 201 North Central Avenue,
                     Attn: Paul Rule, Phoenix, Arizona 85004
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               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
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                                 (602) 221-3609

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Item 5. Other Events

        On September 15, 1997, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates.
        Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

        This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from August 15, 1997 through September
        12, 1997 and for the Collection Period from August 1, 1997 through August 31, 1997.

Item 7. Exhibits

        See page 4 for Exhibit Index



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EXHIBIT INDEX


Exhibit        Description                                                  Page
-------        -----------                                                  ----

 99.1          Monthly Statements and Additional Information..............  5-13






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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BANC ONE AUTO GRANTOR TRUST 1996-B

                                  By: Bank One, Arizona, N.A., as Servicer on .. behalf of the Trust


Date:   September 11, 1997        By:    /s/ Paul Rule
        ------------------               ---------------------------------------
                                  Name:   Paul Rule
                                         ---------------------------------------

                                  Title:  Vice President
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                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)



                           Banc One Auto Trust 1996-B



           Interest Period August 15, 1997 through September 12, 1997

            Collection Period August 1, 1997 through August 31, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:  /s/ Paul Rule             Attested:      /s/ Cecilia Synder
            ----------------------                   -----------------------
            Paul Rule                                Cecilia Synder
            Vice President                           Accounting Specialist
            Bank One, Arizona, N.A.                  Bank One, Arizona, N.A.